Exhibit 99.2 Q2 2026 Earnings Release August 3, 2026 Dave Graziosi – Chair, President & CEO Scott Mell – CFO & Treasurer Fred Bohley – COO & Allison Transmission President 1 Allison Transmission Confidential: Business Use Only Craig Price – Allison Off-Highway President

Safe Harbor Statement The following information contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward- looking statements are subject to numerous risks and uncertainties, including, but not limited to: the significant costs we are expected to incur in connection with the integration of the Off-Highway Drive & Motion Systems business of Dana Incorporated (now referred to as the “Allison Off-Highway Business”); our ability to successfully integrate the Allison Off- Highway Business and its operations in the expected time frame; our ability to realize all of the anticipated benefits from the integration of the Allison Off-Highway Business and its operations and to effectively manage our expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, natural disasters, extreme weather events, wars and public health crises such as pandemics; global economic volatility; general economic and industry conditions, including the risk of prolonged inflation and recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these customers; cybersecurity risks to our operational systems, security systems or infrastructure owned by us or our third-party vendors and suppliers; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism and tariffs; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Annual Report on Form 10-K for the year ended December 31, 2025. 2 Allison Transmission Confidential: Business Use Only

Non-GAAP Financial Information We use adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and adjusted EBITDA as a percent of net sales (“adjusted EBITDA margin”) to measure our operating profitability. We believe that adjusted EBITDA and adjusted EBITDA margin provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability. Adjusted EBITDA margin is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to adjusted EBITDA and adjusted EBITDA margin is net income or segment operating profit (loss) in the case of our segments and net income as a percent of net sales (“net income margin”) or segment operating profit (loss) as a percent of net sales in the case of our segments, respectively. Adjusted EBITDA is calculated as earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by the Second Amended and Restated Credit Agreement dated as of March 29, 2019, as amended, governing Allison Transmission, Inc.’s term loans and revolving credit facility. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. In addition, we believe adjusted net income, adjusted basic earnings per share attributable to common stockholders (“adjusted basic EPS”) and adjusted diluted earnings per share attributable to common stockholders (“adjusted diluted EPS ) provide management, investors and creditors with useful measures of our core business performance and trends and increase the period-to-period comparability of our results of operations. The most directly comparable GAAP measure to adjusted net income, adjusted basic EPS and adjusted diluted EPS is net income, basic earnings per share attributable to common stockholders (“basic EPS”) and diluted earnings per share attributable to common stockholders (“diluted EPS ), respectively. Adjusted net income is calculated as net income excluding the effect of certain non-cash, non-recurring, infrequent or unusual items such as: amortization related to acquired intangible assets, depreciation of the stepped-up basis in property, plant and equipment related to acquired assets, stepped-up basis in acquired inventory, stock-based compensation expense, acquisition-related expenses, impairment charges, other one-off adjustments and the tax effect of the adjustments. Adjusted basic EPS is calculated by dividing adjustednet income by the weighted average shares of common stock outstanding and adjusted diluted EPS is calculated by dividing adjusted net income by the diluted weighted average shares of common stock outstanding. We use adjusted free cash flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that adjusted free cash flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted free cash flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to adjusted free cash flow is net cash provided by operating activities. Adjusted free cash flow is calculated as net cash provided by operating activities after cash used for additions of long-lived assets. 3 Allison Transmission Confidential: Business Use Only

Call Agenda − Q2 Business Update − Q2 Business Units Net Sales Performance & Strategy Update − Synergy Capture − Q2 Financial Performance − 2026 Guidance Update 4 Allison Transmission Confidential: Business Use Only

Q2 2026 Allison Business Update

($ in millions, variance % from Q2 2025)

Allison in Action

- **Content-rich platform highlighting the value we provide to our customers, the trust they place in Allison products and the measurable impact our solutions offer across a broad range of industries and markets**
- **Site brings together compelling customer stories from around the world, showcasing in-depth testimonials, engaging multimedia content, product achievements and real-world business outcomes that demonstrate the value Allison delivers every day**
- **Supplemental to corporate press releases, providing investors, customers, partners and other stakeholders greater visibility into the global momentum that continues to drive our long-term growth**

Allison in Action Site: ***allisontransmission.com/action***
Allison in Action Email Alert: ***ir.allisontransmission.com/investor-resources/email-alerts***

Q2 2026 End Market Performance

Net Sales

$1,566
+92%

Year-over-year increase driven by addition of the Allison Off-Highway business unit and 6 percent increase in the Allison Transmission business unit

Recent Announcements – Programs Supporting Defense Growth

Zetros by Arquus 6x6 Tactical Truck



- French Land Forces PL6T modernization program awarded to Zetros by Arquus tactical truck
- **Allison 4500 Specialty Series™ fully automatic transmission will be standard offering in truck**
- PL6T program will produce and deliver 7,000 trucks over a period of more than 10 years with deliveries beginning in 2027

BAE Hägglunds CV90 MkIV Infantry Fighting Vehicle



- $250M contract with BAE Hägglunds to supply Allison 4040 MX™ cross-drive transmissions for CV90 MkIV program with option for additional units valued at $50M with deliveries beginning in 2028
- **Inaugural production platform for 4040 MX™ transmission and largest tracked defense order in Allison history**

EAGLE V 6x6 Medium Armored Ambulance Vehicle



- Order with General Dynamics European Land Systems (GDELS) for approximately 3,000 EAGLE V armored vehicles (contract includes option for up to 2,000 additional vehicles) with deliveries beginning in 2027
- **Allison 2500 Specialty Series™ fully automatic transmission is exclusive option for all EAGLE variants**

Business Unit End Market Commentary

Allison Transmission

- Record quarterly revenue of $860 million, up 6% year-over-year
- Continued strength in Defense end market, with second quarter revenue up 57% year-over-year to $99 million
- Expect sequential improvement in North America On-Highway end market in 2H'26, primarily driven by medium-duty and Class 8 vocational trucks

Allison Off-Highway

- Quarterly revenue of $706 million with all end markets up year-over-year, except Agriculture end market which has yet to inflect positively, particularly in the Americas region
- Year-over-year improvement in Europe for Construction & Material Handling end market, while the Americas region remains soft for construction
- Continued strength in Mining end market driven by elevated commodity prices
- Achieved notable program wins in 1H'26 representing over $50 million of annual run-rate net new business across Construction & Material Handling, Mining and Agriculture end markets

5

Q2 2026 Net Sales Performance – Allison Transmission ($ in millions, variance % from Q2 2025) End Markets Q2 2026 Variance Commentary Market is showing signs of improvement although uncertainty persists around geopolitical impacts, including tariffs, and emissions regulations. Class 8 vocational North America On-Hwy $430 3% truck demand driven by infrastructure spending and megaprojects. Medium-duty truck demand impacted by consumer spending and overall macroeconomic health. European Union economic stabilization remains uncertain due to ongoing conflict in the Middle East. Penetration initiatives in Asia Pacific with near-term impacted Outside North America On-Hwy $132 (7%) by regional economic differences. Trend of increased automaticity drives long- term growth opportunities. Implications for hydraulic frac due to conflict in Middle East uncertain. Mining Global Off-Hwy 38% $22 strong due to elevated commodity prices and global growth initiatives. Continued strength from International customers, primarily in tracked programs, with both new and legacy products. Growth outlook bullish with global defense Defense $99 57% budgets increasing and national security more relevant to nations. Global parts outlook impacted by increased fleet ages across multiple sectors Service Parts, Support 1% and fielded population outside of warranty. Support equipment driven by $177 Equipment & Other transmission volume. Total 6% $860 6 Allison Transmission Confidential: Business Use Only

Q2 2026 Net Sales Performance – Allison Off-Highway ($ in millions) End Markets Q2 2026 Commentary Global construction markets seeing steadier investments, while rate-sensitive residential segments lag. Construction & Material European construction activity is showing signs of strength, althought the potential impacts of the conflict $249 in the Middle East remain uncertain. Americas construction weak due to lower telehandler production. Handling Warehousing and e-commerce activities driving demand for fork trucks. Commodity prices remain low, and the potential effects of the conflict in the Middle East are still Agriculture uncertain. High-horsepower equipment demand is soft, with farm margins playing a critical role in $152 purchase decisions. Meanwhile, low-horsepower segments continue to grow in India. Large machine projects, industrial output and manufacturing health driven by interest rate Industrial $99 environment. Mineral prices, including key commodities such as gold, copper and rare-earth minerals remain Mining $54 elevated globally, driving demand for equipment. Service Parts, Specialty & Increased fleet ages across multiple sectors impacting global parts outlook. $152 Other Total $706 7 Allison Transmission Confidential: Business Use Only

Allison Off-Highway Acquisition – Synergy Capture Source of Savings and % of Expected $120M Annual Run-Rate Synergy Realization Progress & Timing Procurement & Logistics 2027 40% Captured § Strategic sourcing for purchased components § Increased vertical integration / insourcing opportunities 2028 60% 80% Captured § Optimize scale and category leverage Operations & Footprint Optimization 90% § Agile and lean manufacturing In Execution Stage § Manufacturing with more “Local for Local” production 20% § Expanding “Best Cost Country” practices 2029 100% Captured SG&A / People § Expectation of annual run-rate synergies of ~$48M by end of 2027 § SG&A optimization via buying leverage § Global talent strategy § 90% of identified $120M annual run-rate synergies currently 20% in-flight with resource planning completed and capital § Transformation of operating model appropriated 8 Allison Transmission Confidential: Business Use Only

ƒƒƒƒƒ ƒƒ ƒƒ ƒƒ Q2 2026 Allison Consolidated Financial Performance ($ in millions, except per share data) Net Sales Adj. EBITDA* Adj. Diluted EPS** Adj. Free Cash Flow*** AOH 25.8% +8% +84% Margin AT AT Consolidated Adjusted Free Cash Net Sales increased 92% year- Consolidated Adjusted EBITDA Adjusted Diluted EPS Flow increased 84% year-over-year over-year, including the addition of $404 million, with Adjusted increased 8% year-over-year to quarterly record of $281 million, of the Allison Off-Highway EBITDA margin of 25.8% to $2.73 despite cost pressures business unit acquired on January 1, 2026 Year-over-year Adjusted Q2 2025 diluted shares Capital Expenditures of $31 million flat year-over-year EBITDA increased $91 outstanding of 85 million and Allison Transmission revenue million, primarily driven by Q2 2026 diluted shares Q2 2026 Capital Allocation increased 6% year-over-year the addition of the Allison outstanding of 84 million Repaid remaining $150 million to quarterly record of $860 Off-Highway business unit outstanding on revolving credit facility $46 million of share repurchases million $24 million dividend payments Net Income: $181, 11.6% of Net Sales in Q2 2026 and Net Cash Provided by Operating Activities: $312 in Q2 Diluted EPS: $2.15 in Q2 2026 and $2.29 in Q2 2025 $195, 24.0% of Net Sales in Q2 2025 2026 and $184 in Q2 2025 *See Appendix for the reconciliation from Net Income and Net Income as a percentage of Net Sales **See Appendix for the reconciliation from Net Income to Adjusted Net Income, Basic EPS to Adjusted Basic EPS and Diluted EPS to Adjusted Diluted EPS 9 Allison Transmission Confidential: Business Use Only ***See Appendix for the reconciliation from Net Cash Provided by Operating Activities

Q2 2026 Allison Segment Financial Performance ($ in millions) Allison Transmission Allison Off-Highway Allison Central Group Consolidated Net Sales $860 $706 - $1,566 Gross Profit $397 $118 - $515 Gross Margin 46.2% 16.7% - 32.9% Operating Income / (Loss) $281 $47 ($37) $291 Operating Income / (Loss) as a % of Net Sales 32.7% 6.7% - 18.6% Adjusted EBITDA* $318 $104 ($18) $404 Adjusted EBITDA Margin* 37.0% 14.7% - 25.8% *See Appendix for the reconciliation from Segment Operating Income / (Loss) and Segment Operating Income / (Loss) as a percentage of Net Sales 10 Allison Transmission Confidential: Business Use Only

Full Year 2026 Guidance Update ($ in millions) Prior Guide Updated Guide (May 4, 2026) (August 3, 2026) $5,575 to $5,925 $5,800 to $6,000 Net Sales $5,750 Midpoint $5,900 Midpoint $600 to $750 $600 to $700 Net Income* $675 Midpoint $650 Midpoint $1,365 to $1,515 $1,465 to $1,575 Adjusted EBITDA** $1,440 Midpoint $1,520 Midpoint Net Cash Provided by $970 to $1,100 $1,025 to $1,125 Operating Activities $1,035 Midpoint $1,075 Midpoint $295 to $315 $260 to $280 Capital Expenditures $305 Midpoint $270 Midpoint $655 to $805 $745 to $865 Adjusted Free Cash Flow** $730 Midpoint $805 Midpoint *Subject to the completion of purchase price accounting associated with the acquisition of the Allison Off-Highway business unit. Net Income guidance includes additional non-cash cost associated with the Allison Off-Highway acquisition. 11 Allison Transmission Confidential: Business Use Only **See Appendix for the Guidance Reconciliation

Appendix Non-GAAP Financial Information 12 Allison Transmission Confidential: Business Use Only

Non-GAAP Reconciliations (1 of 5) Adjusted EBITDA Reconciliation Three months ended $ in millions, Unaudited For the year ended December 31, June 30, 2021 2022 2023 2024 2025 2025 2026 Net income (GAAP) $442 $531 $673 $731 $623 $195 $181 plus: Interest expense, net 116 118 107 89 92 22 54 Income tax expense 130 114 154 166 181 47 47 Depreciation of property, plant and equipment 104 109 109 111 117 29 46 Amortization of intangible assets 46 46 45 10 7 1 21 Depreciation related to stepped-up basis in assets — — — — — — 18 Unrealized (gain) loss on marketable securities (4) 22 1 9 (12) (5) 12 Acquisition-related expenses — — — — 64 15 9 Stock-based compensation expense 14 18 22 26 27 8 10 Loss associated with impairment of long-lived assets — — — 1 29 — 2 UAW Local 933 contract signing incentives — — — 14 — — — Pension plan settlement loss — — — 4 — — — Other (4) 3 (3) 42 14 Adjusted EBITDA (Non-GAAP) $844 $961 $1,108 $1,165 $1,130 $313 $404 Net sales (GAAP) $2,402 $2,769 $3,035 $3,225 $3,010 $814 $1,566 Net income as a percent of Net sales (GAAP) 18.4% 19.2% 22.2% 22.7% 20.7% 24.0% 11.6% Adjusted EBITDA as a percent of Net sales (Non-GAAP) 35.1% 34.7% 36.5% 36.1% 37.5% 38.5% 25.8% Three months ended June 30, 2026 includes the addition of the Allison Off-Highway business unit. All other time periods shown reflect only the legacy Allison Transmission business unit. 13 Allison Transmission Confidential: Business Use Only

Non-GAAP Reconciliations (2 of 5) Segment Adjusted EBITDA Reconciliation ($ in millions) Allison Transmission Allison Off-Highway Central Group Function Consolidated Three months ended Three months ended Three months ended Three months ended June 30, June 30, June 30, June 30, 2026 2026 2026 2026 2025 Segment Operating Profit/(Loss) (GAAP) $ 281 $ 47 $ (37) $ 291 $ 2 56 plus: Depreciation of property, plant and equipment 31 15 - 4 6 29 Amortization expense - 21 - 2 1 1 Acquisition-related expenses - - 9 9 15 Depreciation of the stepped up basis in property, plant and equipment - 18 - 1 8 - Stock-based compensation expense - - 10 1 0 8 Loss associated with the impariment of long-lived assets 2 - - 2 - Other 4 3 - 7 4 Adjusted EBITDA (Non-GAAP) $ 318 $ 104 $ (18) $ 404 $ 313 Net sales (GAAP) $ 860 $ 706 $ - $ 1,566 $ 814 Segment Operating Profit/(Loss) as a percent of Net sales (GAAP) 32.7% 6.7% - 18.6% 31.4% Adjusted EBITDA as a percent of Net sales (Non-GAAP) 37.0% 14.7% - 25.8% 38.5% 14 Allison Transmission Confidential: Business Use Only

Non-GAAP Reconciliations (3 of 5) Adjusted Net Income and Earnings Per Share Reconciliation $ in millions Three months ended June 30, 2026 2025 Net income (GAAP) $ 181 $ 195 plus: Amortization expense 21 1 Depreciation of the stepped up basis in property, plant and equipment 18 - Acquisition-related expenses 9 15 Stock-based compensation expense 10 8 Loss associated with impairment of long-lived assets 2 - Income tax effect on adjustments (12) (5) Adjusted net income (Non-GAAP) $ 229 $ 214 Basic EPS (GAAP) $ 2.18 $ 2.32 Diluted EPS (GAAP) $ 2.15 $ 2.29 Adjusted basic EPS (Non-GAAP) $ 2.76 $ 2.55 Adjusted diluted EPS (Non-GAAP) $ 2.73 $ 2.52 Three months ended June 30, 2026 includes the addition of the Allison Off-Highway business unit. 15 Allison Transmission Confidential: Business Use Only

Non-GAAP Reconciliations (4 of 5) Adjusted Free Cash Flow Reconciliation Three months ended $ in millions, Unaudited For the year ended December 31, June 30, 2021 2022 2023 2024 2025 2025 2026 Net cash provided by operating activities (GAAP) $635 $657 $784 $801 $836 $184 $312 (Deductions) Long-lived assets (175) (167) (125) (143) (175) (31) (31) Adjusted free cash flow (Non-GAAP) $460 $490 $659 $658 $661 $153 $281 Three months ended June 30, 2026 includes the addition of the Allison Off-Highway business unit. All other time periods shown reflect only the legacy Allison Transmission business unit. 16 Allison Transmission Confidential: Business Use Only

Non-GAAP Reconciliations (5 of 5) Guidance Reconciliation $ in millions Guidance Year Ending December 31, 2026 Low High Net income (GAAP) $ 600 $ 700 plus: Income tax expense 135 185 Depreciation of property, plant and equipment 255 245 Interest expense, net 220 210 Amortization of intangible assets 80 80 Recognition of the stepped-up basis in inventory 75 75 Acquisition-related expenses 45 35 Stock-based compensation expense 30 30 Unrealized gain on marketable securities (10) (10) Restructuring & One-Time expenses 30 20 Other 5 5 Adjusted EBITDA (Non-GAAP) $ 1,465 $ 1,575 Net cash provided by Operating activities (GAAP) $ 1,025 $ 1,125 Deductions to reconcile to Adjusted free cash flow: Additions of long-lived assets $ (280) $ (260) Adjusted free cash flow (Non-GAAP) $ 745 $ 865 17 Allison Transmission Confidential: Business Use Only